UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2021

EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)

(614) 474-4001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	EXPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2021, Express, Inc. (the “Company”) announced that the Company’s Senior Vice President, Chief Financial Officer and Treasurer, Periclis Pericleous, has resigned, effective November 12, 2021, to pursue another opportunity.

The Company intends to conduct a search for a new Chief Financial Officer, and Matthew Moellering will serve as Acting Chief Financial Officer in the interim, along with his existing responsibilities. He will continue to report to Timothy Baxter, the Company’s Chief Executive Officer, and his compensation will remain unchanged. Mr. Moellering, age 55, has served as the Company’s President and Chief Operating Officer since September 2019. He also served as Interim President and Interim Chief Executive Officer from January 2019 to June 2019. Prior to his current role, he was Executive Vice President and Chief Operating Officer from 2011 to 2019; Executive Vice President, Chief Administrative Officer, Chief Financial Officer, Treasurer and Secretary from 2009 until 2011, Senior Vice President, Chief Financial Officer, Treasurer and Secretary from 2007 until 2009, and Vice President of Finance from 2006 until 2007. Before joining Express, he served in various roles with Limited Brands from 2003 until 2006, including Vice President of Financial Planning. Mr. Moellering also served in various roles with Procter and Gamble where he was employed from 1995 until 2003 and prior to that he served as an officer in the United States Army. Mr. Moellering serves on the board of directors of L.L.Bean, Inc., which is a privately held company.

A copy of the press release relating to this Item 5.02 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of Express, Inc., dated October 19, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.

Date: October 19, 2021	/s/ Timothy Baxter
Timothy Baxter
Chief Executive Officer